SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2013

GREENCHOICE INTERNATIONAL, INC.

(Exact name of Company as specified in its charter)

Nevada	333-167879	42-1771342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
12248 Meridian Blvd, Ste H Minden, Nevada 89423
(Address of principal executive offices)
Phone: (775) 473-6624
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 5, 2013, Greenchoice International, Inc.., a Nevada corporation, (the “Company”), with the approval of its board of directors and its majority shareholder by written consent in lieu of a meeting, filed a Certificate of Amendment and Certificate of Change (the “Certificate of Amendment”) with the Secretary of State of Nevada. As a result of the Certificate of Amendment, the Company has, among other things, (i) changed its name to “Bison Petroleum Corp.”, (ii) increased the number of authorized shares of common stock of the Company from One Hundred Million (100,000,000), par value $ 0.001, to Eight Hundred Million (800,000,000), par value $0.001 and, (iii) authorized a forward split (the “Forward Split”) of its issued and authorized common shares, whereby every One (1) old share of common stock will be exchanged for Eight (8) new shares of the Company's common stock, for shareholders of record as of June 17, 2013. As a result, once the Forward Split is declared effective by the Financial Industry Regulatory Authority (“FINRA”), the issued and outstanding shares of common stock will increase from  Four Million Nine Hundred Thousand (4,900,000) shares prior to the Forward Split to Thirty Nine Million Two Hundred Thousand (39,200,000) shares following the Forward Split.  Fractional shares will be rounded upward. The Forward Split shares are payable upon surrender of certificates to the Company's transfer agent. The Certificate of Amendment specifies that the effective date of the Name Change and, Forward Stock Split with the Nevada Secretary of State is June 18, 2013; however, the effectiveness of the Name Change and Forward Stock Split is subject to approval by FINRA.

The Company has submitted an Issuer Company-Related Action Notification Form to FINRA regarding the Name Change and Forward Stock Split. FINRA’s approval of the Name Change and Forward Stock Split is currently pending.

The Company will file a subsequent Current Report on Form 8-K upon receipt of approval from FINRA announcing the effectiveness of the Name Change, and Forward Stock Split.  A copy of the Certificate of Change is filed hereto as Exhibit 3.1, a copy of the Certificate of Amendment is filed hereto as Exhibit 3.2, and they are incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit

 3.1

 Certificate of Change Pursuant to NRS 78.209 filed with the Nevada Secretary of State dated June 5, 2013

 3.2

 Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State, dated June 5, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENCHOICE INTERNATIONAL, INC.

Date: June 10, 2013

By: /s/ Antonio Martinez-Guzman

Antonio Martinez-Guzman

President & CEO